EXHIBIT 23.2
                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-88124, No. 33-88180 and No. 333-09623 on Form S-8 of our report dated December 13, 1996, appearing in this Annual Report on Form 10-K of Shuffle Master, Inc. for the year ended October 31, 1996.



Minneapolis, Minnesota                                /s/ DELOITTE & TOUCHE LLP
January 24, 1997                                      DELOITTE & TOUCHE LLP